SUPPLEMENT DATED AUGUST 27, 2020

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2020

FOR PACIFIC DYNAMIX – GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2020 for the Pacific Dynamix – Growth Portfolio (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summary section

In the Principal Risks subsection, the last two sentences of Sector Risk are deleted.